CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Depositor

Adjustable Rate Mortgage-Backed Pass-Through Certificates,
Series 2005-2

$[1,164,676,000](Approximate)

Expected Investor Settlement Date: February [28], 2005

TERM SHEET ~ Version 2.0
February 14, 2005

DLJ Mortgage Capital, Inc.
Seller

Select Portfolio Servicing, Inc.
Washington Mutual Bank, FA
IndyMac Bank
Servicers

Wells Fargo Bank, N.A.
Master Servicer, Trust Administrator, Servicer and Back-up Servicer

Wilshire Credit Corporation
Special Servicer

U.S. Bank National Association
Trustee

Credit Suisse First Boston LLC
Underwriter

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING EST1IMATES, AND
OTHER INFORMATION

The  information  contained  in the  attached  materials is referred to as the
"Information".

The  Information  has  been  provided  by  Credit  Suisse  First  Boston  LLC.
Neither  the  Issuer  of  the  Certificates,  the  Depositor,  nor  any of its
affiliates  makes any  representation  as to the accuracy or  completeness  of the Information  herein.  The Information  contained herein is preliminary and will be superseded by the  applicable  prospectus  supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The   Information   addresses   only   certain   aspects  of  the   applicable
Certificates'   characteristics   and  thus  does  not   provide  a   complete
assessment.  As such,  the  Information  may not  reflect  the  impact  of all structural  characteristics  of the Certificates.  The assumptions  underlying the  Information,  including  structure and  collateral,  may be modified from time to time to reflect changed circumstances.

Although a registration  statement  (including the prospectus) relating to the
Certificates   discussed  in  this  communication  has  been  filed  with  the
Securities  and Exchange  Commission  and is effective,  the final  prospectus supplement  relating to the Certificates  discussed in this  communication has not been filed with the Securities and Exchange Commission.

This  communication  shall not constitute an offer to sell or the solicitation of an offer to buy nor shall  there be any  offer or sale of the  Certificates
discussed   in  this   communication   in  any  state  in  which  such  offer,
solicitation   or  sale   would  be   unlawful   prior  to   registration   or
qualification  under  the  securities  laws  of any  such  state.  Prospective purchasers  are referred to the final  prospectus  and  prospectus  supplement relating to the Certificates  discussed in this  communication  for definitive
Information on any matter discussed in this communication.

Any  investment  decision  should be based only on the data in the  prospectus and the  prospectus  supplement  ("Offering  Documents")  and the then current version of the Information.  Offering  Documents  contain data that is current as of  their  publication  dates  and  after  publication  may  no  longer  be complete or current.  A final  prospectus  and  prospectus  supplement  may be obtained by  contacting  the Credit  Suisse  First  Boston LLC trading desk at
(212) 538-3831.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

                          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2
                                     Offered Certificates: $[1,164,676,000] (Approximate)
--------------------------------------------------------------------------------------------------------------------------
            Original       Initial     Avg.Life     Prin.Window                     Pricing    Proj.Net    W.A.     Exp'd
             Balance        Coupon     Call/Mat.     Call/Mat.      Type           Speed and    Margin3    MTR     Rating4
 Class      (+/-5%)         (%)       (Years)1     (Months)2                      Assumption                     S&P/Moody's
--------------------------------------------------------------------------------------------------------------------------
  1-A-1   $[71,840,000]  [4.5404]5  [1.80/1.80]    [1-35/1-35]   Sen/WAC/PT         25 CPB     [2.094]%    [32]    AAA/Aaa
  2-A-1   $[140,070,000  [4.9568]6  [2.50/2.50]    [1-58/1-59]   Sen/WAC/PT         25 CPB     [2.067]%    [57]    AAA/Aaa
  3-A-1   $[69,790,000]  [4.9879]7  [2.50/2.84]    [1-58/1-83]   Sen/WAC/PT         25 CPB     [2.065]%    [81]    AAA/Aaa
  4-A-1   $[102,640,000] [4.6217]8  [1.70/1.70]    [1-35/1-35]   Sen/WAC/PT         25 CPB     [2.077]%    [30]    AAA/Aaa
  5-A-1   $[188,960,000  [5.0866]9  [2.50/2.50]    [1-58/1-59]   Sen/WAC/PT         25 CPB     [2.090]%    [58]    AAA/Aaa
 6-A-1-1  $[101,700,000]   [TBD]10  [2.30/2.50]    [1-77/1-166] SuperSen/Floater    30 CPR     [2.990]%    [26]    AAA/Aaa
 6-A-1-2  $[11,200,000]    [TBD]11  [2.30/2.50]    [1-77/1-166] SenSupport/Floater  30 CPR     [2.990]%    [26]    AAA/Aaa
  6-A-2   $[400,310,000]   [TBD]12  [2.31/2.52]    [1-77/1-171]  Sen/Floater        30 CPR     [2.598]%    [18]    AAA/Aaa
   AR        $[50]         [TBD]13     [TBD]          [TBD]      Sen/Residual        [NA]       [NA]      [TBD]    AAA/NR
  AR-L       $[50]         [TBD]13     [TBD]          [TBD]      Sen/Residual        [NA]       [NA]      [TBD]    AAA/NR
-------------------------------------------------------------------------------------------------------------------------
certain  assumptions  and data provided by third parties,  which may vary from the  actual  characteristics  of the final  collateral.  Credit  Suisse  First
Boston LLC makes no  representation  that such  analyses or  calculations  are accurate or that such  valuations  represent  levels where  actual  trades may occur.  Investors  should  rely on the  information  contained  in or filed in connection with the prospectus/prospectus supplement.

_____________________________________
1 The weighted average lives with respect to the Group 1, Group 2, Group 3,Group 4 and Group 5 Certificates will be calculated to 'Call' assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to 'Maturity' assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above. The weighted average lives with respect to the Group 6 Certificates assumes no application of cross-collateralization from Group 4and Group 5.
2 The principal windows with respect to the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates will be calculated to 'Call' assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to 'Maturity' assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above. The principal window with respect to the Group 6 Certificates assumes no application of cross-collateralization from Group 4 and Group 5.
3 Based on weighted average information on the assumed collateral as of the Cut-off Date.
4 The Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates (as defined herein, and other than the Class AR and Class AR-L) are expected to be rated by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The Class AR and Class AR-L Certificates are expected to be rated by S&P.
5 The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [4.5404]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).
6 The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [4.9568]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).
7 The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [4.9879]% per annum. After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).
8 The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [4.6217]% per annum. After the first distribution date, the weighted average of the net interest rates on the group 4 mortgage loans minus 0.02% per annum (30/360 accrual basis, 24 day delay). 9 The initial pass-through rate on the Class 5-A-1 Certificates is expected to be approximately [5.0866]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-1 Certificates will equal the weighted average of the net interest rates on the group 5 mortgage loans minus 0.02% per annum (30/360 accrual basis, 24 day delay).
10 The initial pass-through rate on the Class 6-A-1-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-A-1-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the related group 6 net funds cap, and (iii) [11.00]%(ACT/360, 0 day delay). After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-A-1-1 certificate margin will increase to [TBD]%.
11 The initial pass-through rate on the Class 6-A-1-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-A-1-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the related group 6 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-A-1-2 certificate margin willincrease to [TBD]%.
12 The initial pass-through rate on the Class 6-A-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the related group 6 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-A-2 certificate margin will increase to[TBD]%.
13 The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

                                        Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                                                 Series 2005-2
                                                          Offered Certificates (cont.)
------------------------------------------------------------------------------------------------------------------------
 Class      Original    Initial   Avg. Life    Prin. Window                     Pricing                        Exp'd
            Balance     Coupon    Call/Mat.      Call/Mat.           Type      Speed and   Proj. Net   W.A.   Rating4
            (+/-5%)       (%)     (Years)1      (Months)2                      Assumption  Margin3     MTR    S&P/Moody's
------------------------------------------------------------------------------------------------------------------------
 6-M-1  $[14,945,000]   [TBD]5   [4.44/4.81]  [39-77/39-120]  SenSupport/Floater  30 CPR   [2.684]%    [19]  [AAA]/[Aaa]
 6-M-2  $[17,480,000}   [TBD]6   [4.40/4.67]  [38-77/38-110]      Sub/Floater     30 CPR   [2.684]%    [19]  [AA]/[Aa2]
 6-M-3  $[10,150,000]   [TBD]7   [4.35/4.41]  [37-77/37-90]       Sub/Floater     30 CPR   [2.684]%    [19]   [A]/[A2]
 6-M-4  $[5,360,000]    [TBD]8   [3.93/3.93]  [37-68/37-68]       Sub/Floater     30 CPR   [2.684]%    [19]  [BBB+]/[Baa1]
 6-M-5  $[2,816,000]    [TBD]9   [3.19/3.19]  [37-46/37-46]       Sub/Floater     30 CPR   [2.684]%    [19]  [BBB]/[Baa2]
 C-B-1  $[15,840,000] [4.8912]10 [3.76/3.86]   [1-58/1-83]        Sub/WAC/PT      25 CPB   [2.090]%    [52]     [TBD]
 C-B-2  $[7,310,000]  [4.8912]10 [3.76/3.86]   [1-58/1-83]        Sub/WAC/PT      25 CPB   [2.090]%    [52]     [TBD]
 C-B-3  $[4,265,000]  [4.8912]10 [3.76/3.86]   [1-58/1-83]        Sub/WAC/PT      25 CPB   [2.090]%    [52]     [TBD]
-----------------------------------------------------------------------------------------------------------------------

                                                     Non-Offered Certificates
-----------------------------------------------------------------------------------------------------------------------
 Class     Original    Initial   Avg. Life    Prin.Window                       Pricing                          Exp'd
           Balance     Coupon    Call/Mat.     Call/Mat.            Type       Speed and    Proj. Net    W.A.   Rating4
           (+/-5%)       (%)     (Years)1     (Months)2                        Assumption    Margin3      MTR   S&P/Moody's
-----------------------------------------------------------------------------------------------------------------------
 C-B-4  $[3,655,000]  [4.8912]1  [3.76/3.86]  [1-58/1-83]        Sub/WAC/PT       25 CPR     [2.047]%     [47]     [TBD]
 C-B-5  $[3,045,000]  [4.8912]1  [3.76/3.86]  [1-58/1-83]        Sub/WAC/PT       25 CPR     [2.047]%     [47]     [TBD]
 C-B-6  $[1,828,847]  [4.8912]1  [3.76/3.86]  [1-58/1-83]        Sub/WAC/PT       25 CPR     [2.047]%     [47]    NR/NR
  6-X      $[0]          N/A        N/A          N/A              Residual         N/A         N/A         N/A     NR/NR
   P      $[0]11         N/A        N/A          N/A              Residual         N/A         N/A         N/A     NR/NR
----------------------------------------------------------------------------------------------------------------------

____________________________________
1 The weighted average lives with respect to the Class C-B Certificates will be calculated to 'Call' assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to 'Maturity' assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above. The weighted average lives with respect to the Group 6 Certificates assumes no application of cross-collateralization from Group 4 and Group 5.
2 The principal windows with respect to the Class C-B Certificates will be calculated to 'Call' assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to 'Maturity' assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above. The principal window with respect to the Group 6 Certificates assumes no application of cross-collateralization from Group 4 and Group 5.
3 Based on weighted average information on the assumed collateral as of the Cut-off Date.
4 The Group 6 Subordinate Certificates and the Class C-B Certificates (each as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or more rating agencies.
5 The initial pass-through rate on the Class 6-M-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the related group 6 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-M-1 certificate margin will increase to [TBD]%.
6 The initial pass-through rate on the Class 6-M-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the related group 6 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-M-2 certificate margin will increase to [TBD]%.
7 The initial pass-through rate on the Class 6-M-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the related group 6 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-M-3 certificate margin will increase to [TBD]%.
8 The initial pass-through rate on the Class 6-M-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the related group 6 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-M-4 certificate margin will increase to [TBD]%.
9 The initial pass-through rate on the Class 6-M-5 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-M-5 Certificates will equal [TBD]%, (ii) the related group 6 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group 6A and group 6B mortgage loans the Class 6-M-5 certificate margin will increase to [TBD]%.
10 The initial pass-through rate on the Class C-B Certificates is expected to be approximately [4.8912]% per annum. After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3, group 4 and group 5 mortgage loans (less [0.02]% for the group 4 and group 5 mortgage loans), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).
11 The Class P Certificates will receive prepayment penalty premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

I.     SUMMARY

Title of series         Adjustable Rate Mortgage-Backed  Pass-Through  Certificates,
                        Series 2005-2.

Depositor               Credit Suisse First Boston Mortgage Securities Corp.

Seller                  DLJ Mortgage Capital, Inc.

Servicers               Select   Portfolio   Servicing,   Inc.   ("SPS")  (see  "SPS
                        servicing risk" herein),  Washington Mutual Bank FA, IndyMac
                        Bank and Wells Fargo Bank N.A., ("Wells Fargo").

Back-up Servicer        Wells  Fargo   Bank,   N.A.   (only  with   respect  to  the
                        SPS-serviced mortgage loans).

Special Servicer        Wilshire Credit Corporation.

Master Servicer         Wells Fargo Bank, N.A.

Trustee                 U.S. Bank National Association.

Trust Administrator     Wells Fargo Bank, N.A.

Mortgage pool           [4,075]  adjustable-rate  mortgage  loans with an  aggregate principal  balance of approximately  $[1,173,205,400.26]  as of the  cut-off  date,  secured  by  first  liens on one- to four-family  residential  properties.  Generally,  after the initial  fixed rate period,  the  interest  rate and payment for the  mortgage  loans  adjust  semi-annually  or annually
                        based  on  an  index  plus  a  margin.   The  mortgage  pool
                        consists of seven groups of mortgage  loans.  Groups 1 and 4 are  generally  comprised of mortgage  loans with an initial fixed rate  period of 2 or 3 years,  Groups 2 and 5 are each generally  comprised of mortgage loans with an initial fixed rate period of 5 years,  Group 3 is  generally  comprised of mortgage  loans  with an  initial  fixed  rate  period  of 7 years,  Groups  6A and 6B are each  generally  comprised  of mortgage  loans  with an initial  fixed  rate  period of six months, 1, 2, 3 or 5 years.
Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group 1	[145]	$[76,341,515.93]
Group 2	[268]	$[148,856,058.05]
Group 3	[199]	$[75,165,088.88]
Group 4	[542]	$[109,074,733.95]
Group 5	[1027]	$[200,806,450.27]
Group 6A	[600]	$[124,164,554.48]
Group 6B	[1294]	$[439,796,998.70]

                       Approximately  [76.52]%,   [75.71]%,   [65.09]%,   [76.55]%,
                       [70.63]%,  [53.08]%,  and [65.56]% of the groups 1, 2, 3, 4,
                       5, 6A and 6B mortgage  loans,  respectively,  do not provide
                       for  any  payments  of   principal   prior  to  their  first
                       adjustment  date,  or,  with  respect  to  certain  group 6B mortgage  loans,  three years from the date of  origination, or, with respect to certain  groups 1, 4, 6A and 6B mortgage loans,  five years from the date of  origination,  or,  with respect to certain  groups 1, 2, 3, 4, 5, 6A and 6B mortgage loans, ten years from the date of origination.

                       Information  contained  herein reflects the February 1, 2005 cut-off  date  scheduled  balances.  Collateral  information contained  herein is  indicative.  On the closing date,  the aggregate  principal  balance of the mortgage  loans in loan groups 1, 2, 3, 4, 5, 6A and 6B along  with any  amounts  on deposit in the prefunding account,  will equal the aggregate principal  balance  of  the  Groups  1,  2,  3,  4,  5 and 6
                       Certificates  and the Class C-B  Certificates.  For  further
                       collateral   information,   see  "Collateral   Summary"  and
                       "Collateral  Details"  herein.   ertificates.   For  further
                       collateral   information,   see  "Collateral   Summary"  and
                       "Collateral Details" herein.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

[Prefunding  Amount]   [Approximately [10%]].

[Capitalized           [TBD]
Interest Account]

Cut-off date           February 1, 2005.

Closing date           On or about February 28, 2005.

Investor               On or about February 28, 2005.
 settlement date

Distribution dates     On the 25th day of each  month,  or if the 25th day is not a business  day, on the  succeeding  business day beginning in
                       March 2005.

Scheduled final        The  distribution  date  in  June  2035.  The  actual  final
  distribution date    distribution date could be substantially earlier.

Maturity date          June 25, 2035.

Offered                Class  1-A-1,  Class AR and  Class  AR-L  Certificates  (the
  certificates        "Group 1 Certificates"),
                       Class 2-A-1 Certificates (the "Group 2 Certificates"),
                       Class 3-A-1 Certificates (the "Group 3 Certificates"),
                       Class 4-A-1 Certificates (the "Group 4 Certificates"),
                       Class 5-A-1 Certificates (the "Group 5 Certificates"),
                       Class  6-A-1-1 and Class  6-A-1-2  Certificates  (the "Group
                       6-A-1 Certificates"),
                       The Group 6-A-1  Certificates  and Class 6-A-2  Certificates
                       (the "Group 6 Senior Certificates"),
                       Class  6-M-1,  Class  6-M-2,  Class  6-M-3,  Class 6-M-4 and
                       Class  6-M-5   Certificates   (the   "Group  6   Subordinate
                       Certificates,"   and  together   with  the  Group  6  Senior
                       Certificates  and the Class 6-X  Certificates,  the "Group 6
                       Certificates"),
                       The  Group 1  Certificates,  Group 2  Certificates,  Group 3
                       Certificates,  Group 4  Certificates,  Group 5  Certificates
                       and  Group 6  Senior  Certificates  (together,  the  "Senior
                       Certificates"),
                       Class C-B-1,  Class C-B-2 and Class C-B-3 (together with the
                       Senior    Certificates   and   the   Group   6   Subordinate
                       Certificates, the "Offered Certificates").
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Privately offered      Class  C-B-4,  Class  C-B-5  and  Class  C-B-6  Certificates
  certificates         (together with the Class C-B-1,  Class C-B-2 and Class C-B-3
                       Certificates,  the  "Class C-B  Certificates"),  the Class P
                       Certificates and the Class 6-X Certificates.

Form of offered        The Offered Certificates,  other than the Class AR and Class
  certificates         AR-L  Certificates,  will be  book-entry  certificates.  The
                       Class  AR and  Class  AR-L  Certificates  will  be  physical certificates.

Minimum                The Offered Certificates,  other than the Class AR and Class
denominations          AR-L Certificates,  will be issued in minimum  denominations
                       (by principal  balance) of $25,000 and integral multiples of
                       $1  in  excess   thereof.   The  Class  AR  and  Class  AR-L
                       Certificates will be issued in minimum percentage  interests of 20%.

Accrual periods        For  any   distribution   date  and  any  class  of  Offered
                       Certificates,  other  than  the  Group 6  Certificates,  the
                       calendar  month  immediately   preceding  that  distribution
                       date.   For  any   distribution   date   and  the   Group  6
                       Certificates,  the  period  commencing  on  the  immediately preceding  distribution  date (or the closing  date,  in the case of the  first  accrual  period)  and  ending on the day immediately preceding the related distribution date.

Day count              For  any   distribution   date  and  any  class  of  Offered
                       Certificates, other than the Group 6 Certificates,  interest
                       will  be   calculated   on  the  basis  of  a  360-day  year
                       consisting of twelve  30-day  months.  For any  distribution
                       date  and  the  Group  6  Certificates,   interest  will  be
                       calculated  on the  basis of a 360-day  year and the  actual number of days elapsed in each accrual period.

Delay days             For  any   distribution   date  and  any  class  of  Offered
                       Certificates  other than the Group 6 Certificates,  24 days.
                       For any  distribution  date and the Group 6 Certificates,  0 days.

Optional               On any distribution date on which the aggregate  outstanding
termination            stated  principal  balance of the group 1, group 2, group 3, group 4 and group 5 mortgage  loans is less than or equal to
                       10% of its  aggregate  principal  balance as of the  cut-off date,  [SPS] may, but will not be required to, purchase from the trust all  remaining  group 1, group 2, group 3, group 4 and  group  5  mortgage  loans,  thereby  causing  an  early retirement  of and a  principal  prepayment  on the Group 1,
                       Group  2,   Group  3,   Group  4,  Group  5  and  Class  C-B
                       Certificates.
                       On any distribution date on which the aggregate  outstanding stated  principal  balance  of the  group  6A and  group  6B mortgage  loans  is  less  than  or  equal  to  10%  of  its aggregate  principal  balance as of the cut-off date,  [SPS]
                       may,  but will not be required to,  purchase  from the trust all remaining group 6A and group 6B mortgage loans,  thereby causing an early  retirement  of and a principal  prepayment on the Group 6 Certificates.

Ratings                The  Offered  Certificates  are  expected  to  be  rated  by
                       Moody's Investors Service,  Inc.  ("Moody's) and/or Standard
                       &  Poor's  Ratings  Services   ("S&P"),   with  the  ratings
                       indicated  in the  table  on page 2  above.  Certain  of the
                       Class C-B Certificates may be rated by Moody's and/or S&P.

ERISA                  The offered certificates,  other than the Class AR and Class
considerations         AR-L   Certificates,   may  be  eligible   for  purchase  by
                       transferees  acting for, or on behalf of,  employee  benefit plans or other retirement  arrangements  that are subject to the Employee  Retirement  Income  Security  Act of 1974,  as
                       amended  ("ERISA"),  or to  Section  4975  of  the  Internal
                       Revenue  Code  of  1986,  as  amended,  subject  to  certain
                       considerations   described  in  the  prospectus  supplement.
                       Sales of the Class AR and Class  AR-L  Certificates  to such plans or retirement  arrangements are prohibited,  except as described in the prospectus supplement.

Federal income         For federal  income tax purposes,  the depositor  will cause
 tax consequences      multiple  separate real estate mortgage  investment  conduit
                       ("REMIC")  elections  to be made with  respect  to the trust
                       (exclusive  of the  assets  held in the basis  risk  reserve fund).  The  Offered  Certificates,  other than the Class AR and Class AR-L  Certificates,  will  represent  ownership of
                       regular   interests   in  the  upper   tier   REMIC.   These
                       certificates  will  generally  be  treated  as  representing ownership of debt for federal  income tax purposes.  Holders of these  certificates will be required to include as income all interest and original  issue  discount,  if any, on such certificates  in  accordance  with  the  accrual  method  of accounting,  regardless  of  the  certificateholders'  usual
                       methods   of   accounting.   In   addition,   the   Group  6
                       Certificates,  other than the Class 6-X  Certificates,  will be  treated as having a right to  receive  certain  payments from the  related  basis  risk  reserve  fund.  For  federal income  tax  purposes,  the  Class  AR-L  Certificates  will
                       represent   ownership  of  the  residual  interests  in  the
                       lower-tier  REMICs,  which will hold the mortgage loans, and the Class AR  Certificates  will represent  ownership of the residual interest in each remaining REMIC.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Legal investment       When issued, the Offered Certificates,  other than the Class
                       6-M-3,  Class  6-M-4,  Class  6-M-5,  Class  C-B-2 and Class
                       C-B-3  Certificates,  will be "mortgage related  securities"
                       for purposes of the Secondary  Mortgage  Market  Enhancement
                       Act  of  1984  ("SMMEA").  You  should  consult  your  legal advisors  in  determining  whether  and to what  extent  the
                       Offered Certificates constitute legal investments for you.
Principal and
  interest advancing     Each  servicer  (or if a servicer  fails to make an advance, the master  servicer),  will make cash advances with respect to delinquent  scheduled  payments of principal and interest on any mortgage  loan serviced by it, to the extent they are deemed recoverable.

Compensating           Each  servicer  will  provide   compensating   interest  for
 interest              prepayment  interest shortfalls only to the extent described in the prospectus supplement.

Servicing transfer     It is  anticipated  that  on  or  about  May  1,  2005,  the servicing  function  for all or a  portion  of the  mortgage loans  serviced  by SPS will be  transferred  to a successor
                       servicer  that  meets  the   requirements   of  a  successor
                       servicer in the pooling and servicing agreement

SPS servicing risk     Fairbanks changed its name to "Select  Portfolio  Servicing,
                       Inc." on June 30, 2004.
                       SPS  maintains an "Average"  rating with a "Stable"  outlook with S&P and an "SQ3" rating with  Moody's.  Fitch has given
                       SPS a residential  primary  servicer rating for subprime and home equity of "RPS3-",  an Alt-A primary servicer rating of
                       "RPS3" and a special servicer rating of "RSS3".
                       On May 18, 2004,  the United States  District  Court for the
                       District of Massachusetts  entered its final approval of the settlement of  approximately  40 putative class action cases and made  permanent  its December 10, 2003  injunction  that has  the  effect  of  staying  all  litigation  against  SPS
                       relating  to  the  claims   addressed   by  the   settlement
                       agreement.   The  injunction   excludes   counterclaims  and
                       defenses  that might  arise out of  foreclosure  proceedings that SPS initiates and individuals  who excluded  themselves
                       from  the  settlement  to  pursue   individual   claims  for
                       relief.   The  settlement   contemplates   that  plaintiff's
                       redress  would  come,   in  part,   from  the  redress  fund
                       established in connection  with SPS' settlement with the FTC and HUD described below.

                       On May 5,  2004,  a West  Virginia  state  court  entered an order  approving a settlement  between SPS and plaintiffs in
                       a  putative  class  action  in  which  plaintiffs   alleging
                       certain  of  SPS'  fees  violated  provisions  of  the  West
                       Virginia  Code  sought an  injunction,  declaratory  relief,
                       actual   damages,   civil   penalties,   punitive   damages,
                       attorneys'  fees,  and  other  relief  from  SPS.  Under the
                       settlement,   SPS  may   resume  its   previously   enjoined
                       foreclosure   activities  in  West   Virginia,   subject  to
                       compliance with applicable law. The settlement  requires the approximately  200 West  Virginia  loans that were in one of
                       two  specific   categories   (i.e.,  real  estate  owned  or
                       foreclosure)  as of  January  7,  2003 to be  reviewed  by a three-person  panel,  including a representative  of SPS, to resolve  any  customer  disputes  that may  exist  regarding charges  assessed by SPS on such customer's  accounts and/or
                       SPS' right to foreclose.  On May 13, 2004, the West Virginia
                       Supreme  Court  accepted  a  petition  to  certify   certain
                       questions regarding  foreclosure  procedure.  A hearing will be held in late 2004,  which,  depending  on whether and how
                       the  Court   answers   these   questions,   may  impact  the
                       activities  of SPS and other  servicers  in that  state with respect to foreclosures and loan workouts.

                       On November  12,  2003,  SPS  announced  that it had entered into a final  settlement  agreement  with the FTC and HUD to resolve  issues raised during their review of SPS' servicing practices.  As part of the settlement,  SPS agreed to pay to the FTC the  amount of $40  million  for the  creation  of a redress fund for the benefit of consumers  harmed  allegedly by SPS and to implement  certain  practices on a prospective basis.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

                       SPS  has  recently  entered  into  consent  agreements  with regulatory  agencies  in  Florida,  Michigan,  Colorado  and
                       Illinois,  which  provide  for  provisions  similar to those contained  in the consent  order  entered  into with the FTC and HUD.  While not  admitting any liability in any of those agreements,  SPS agreed to refund certain amounts to Florida and  Michigan  consumers  identified  by the  regulators  in those states.

                       SPS has  experienced  an  increased  level of scrutiny  from various  state  regulatory  agencies  and a few states  have
                       conducted  or  commenced   formal   investigations.   A  few
                       agencies  have taken the position that  notwithstanding  the amount  available  under the FTC redress fund, such agencies would seek to ensure  that the  consumers  residing in those
                       states   receive   relief   without  regard  to  the  relief
                       available  under  the  FTC  redress  fund.  If  those  state regulatory  agencies persist in their desire to have amounts paid to consumers  who reside in those states  regardless of the  establishment of the FTC redress fund, and such amounts in the aggregate are material,  it is unlikely that SPS will be able to pay such  amounts.  As a result,  those  agencies
                       might  elect  to  bring   administrative  or  other  actions
                       against SPS seeking to require  refunds,  the  imposition of monetary  penalties  and/or  revocation  of SPS' licenses to conduct its servicing  activities in that state. Due to this current and potential  future adverse  event,  future income from SPS's operations may be impacted negatively.

                       The occurrence of one or more of the foregoing  events or a determination  by any court or  regulatory  agency that SPS'
                       policies and  procedures do not comply with  applicable  law could  lead to  further  downgrades  by one or  more  rating agencies,  a transfer  of SPS'  servicing  responsibilities, increased  delinquencies  on the mortgage  loans serviced by
                       SPS, delays in  distributions  on the offered  certificates, losses on the offered  certificates,  or any  combination of these events. In addition,  such  developments  could result in  SPS'  insolvency  or  bankruptcy,  and  there  can be no assurance,  in the event of a  bankruptcy  proceeding,  that
                       SPS could reorganize successfully in bankruptcy.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

II.   CREDIT ENHANCEMENT (Groups 1 - 5)

Subordination             The  Group  1,  Group  2,  Group  3,  Group  4 and  Group 5
                          Certificates  will  receive  distributions  of interest and principal  before the Class C-B  Certificates  are entitled to receive  distributions  of  interest or  principal.  The
                          Class C-B  Certificates  absorb  most  losses,  in  reverse order of principal priority,  on the group 1, 2, 3, 4 and 5 mortgage  loans  prior to the  Group 1,  Group 2,  Group 3,
                          Group 4 and Group 5 Certificates.

                          NOTE:  The Class C-B  Certificates  represent  interests in the group 1, 2, 3, 4 and 5  mortgage  loans;  consequently, the Class C-B  Certificates  could be  reduced to zero as a result of a  disproportionate  amount of Realized Losses on the mortgage loans in any of these groups.

Group 1 - 5 credit        For  any   certificate  on  any   distribution   date,  the
enhancement percentages   fraction,  expressed  as a  percentage,  the  numerator  of which is the sum of the aggregate class  principal  balance of the  subordinate C-B  Certificates  to that  certificate after giving effect to payments on such distribution  date, and the  denominator  of which is the aggregate  loan group balance for group 1, 2, 3, 4 and 5 mortgage  loans for such distribution date.

                          Initial Group 1-5 Credit Enhancement Percentages:

                                                Approximate Expected Initial
                                   Class           Credit Enhancement* (%)
                          -----------------------------------------------------------
                           Senior Certificates             [5.90]
                                  C-B-1                    [3.30]
                                  C-B-2                    [2.10]
                                  C-B-3                    [1.40]
                                  C-B-4                    [0.80]
                                  C-B-5                    [0.30]
                                  C-B-6                    [0.00]
                          -----------------------------------------------------------
                          *Based on  collateral  cut-off  balance.  Subject  to a +/-
                          0.50% variance.

Shifting of               Except as described  below,  the Group 1, Group 2, Group 3,
interests                 Group  4 and  Group 5  Certificates  will  receive  100% of principal  prepayments  received on the  mortgage  loans in the related loan group until the [seventh]  anniversary  of the first  distribution  date.  During the next four years,
                          the   senior   certificates   will   generally   receive  a
                          disproportionately   large,   but   decreasing,   share  of
                          principal  prepayments.  This  will  result  in  a  quicker return  of  principal  to  these  senior  certificates  and
                          increases   the   likelihood    that   holders   of   these
                          certificates  will be paid the full amount of  principal to which they are entitled.

                          If the subordinate  percentage before the third anniversary of the first  distribution date is greater than or equal to twice the  subordinate  percentage  as of the closing  date
                          (and certain  other rating  agency  collateral  performance requirements are satisfied),  then the subordinate  classes will  receive  50% of  their  pro rata  share of  principal prepayments.  If the  subordinate  percentage  on or  after the third  anniversary  of the first  distribution  date is greater than or equal to twice the  subordinate  percentage
                          as  of  the  closing  date  (and  certain   rating   agency
                          collateral  performance  requirements are satisfied),  then the  subordinate  classes will receive their pro rata share of principal prepayments.
Cross-                    In certain  limited  circumstances,  principal and interest
collateralization         collected  from  any of the  loan  group  1,  2, 3, 4 and 5 mortgage  loans may be used to pay  principal  or interest, or both, to the senior certificates  unrelated to that loan group.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Coverage for              The Class C-B Certificates will provide limited  protection
excess losses             to the classes of certificates of higher relative  priority against special hazard losses,  bankruptcy losses and fraud losses in excess of certain  amounts,  as  described in the prospectus supplement.

                          Note:  The  Class C-B  Certificates  are  allocated  losses from  mortgage  loans  in  loan  groups  1,  2, 3, 4 and 5;
                          consequently,   disproportionately   high  special  hazard,
                          bankruptcy  or fraud losses  experienced  by one loan group could  adversely  impact  protection to unrelated  Group 1,
                          Group 2,  Group 3,  Group 4 and  Group 5  Certificates  for
                          these types of losses.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

III.   DISTRIBUTIONS (Groups 1 - 5)

Available                 For any  distribution  date and each of the group 1, 2, 3,
distribution amount       4  and  5  mortgage  loans,  the  sum  of:   (i) scheduled
                          payments and advances on the related  mortgage loans,  net of related  servicing,  trustee,  and  insurance  fees, as applicable;  (ii) insurance and liquidation proceeds,  net
                          of  unreimbursed  liquidation  expenses;   (iii) principal
                          prepayments   received   during  the  related   prepayment
                          period,   excluding  prepayment  penalties;   (iv) amounts
                          received in respect of a  repurchase  by the seller,  or a purchase by a holder of a  subordinate  certificate  or by the  special  servicer,  as  provided  in the  pooling and servicing  agreement,  net of advances previously made and
                          other   amounts  as  to  which  the  trustee,   the  trust
                          administrator,  a  servicer  or  the  master  servicer  is
                          entitled to be  reimbursed;  (v)   compensating  interest;
                          (vi)  recoveries;  and (vii) any amount paid in connection with an optional termination,  up to the amount of the par value for the related group.
Priority of
distributions             Distributions  will in  general  be made to the  extent of the  available  funds for the  related  loan  group in the order and priority as follows:
                          1. First,  to the related senior  certificates,  pro-rata, accrued  and  unpaid  interest  at their  respective
                                pass-through   rates  on  their   respective   class
                                principal balances.
                          2. Second,   to  the  related  senior   certificates,   as
                                principal,     the    related    senior    principal
                                distribution  amount as  described  below  under the
                                heading "Distributions of principal,"
                          3. Third,  to  each  class  of  Class  C-B   Certificates,
                                interest and then  principal in increasing  order of
                                numerical class designation, and
                          4. Fourth, to the Class AR or Class AR-L Certificates,  as
                                appropriate,  the remainder (which is expected to be
                                zero).

Distribution of           On each  distribution  date,  an  amount up to the Group 1
principal                 senior    principal    distribution    amount   for   that
                          distribution  date will be  distributed  as principal  pro
                          rata  to  the  Class  AR   Certificates   and  Class  AR-L
                          Certificates   until  their   respective  class  principal
                          balances are reduced to zero,  and then to the Class 1-A-1
                          Certificates,  until its class principal  balance has been reduced to zero.

                          On each  distribution  date,  an  amount up to the Group 2
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  2-A-1  Certificates,   until  its  class  principal
                          balance has been reduced to zero.

                          On each  distribution  date,  an  amount up to the Group 3
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  3-A-1  Certificates,   until  its  class  principal
                          balance has been reduced to zero.

                          On each  distribution  date,  an  amount up to the Group 4
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  4-A-1  Certificates,   until  its  class  principal
                          balance has been reduced to zero.

                          On each  distribution  date,  an  amount up to the Group 5
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  5-A-1  Certificates,   until  its  class  principal
                          balance has been reduced to zero.

                          On each distribution  date, an amount, up to the amount of the  subordinate  principal  distribution  amount for that distribution  date,  will be distributed as principal,  to
                          the  Class  C-B   Certificates,   to  the  extent  of  the
                          aggregate  available funds remaining after distribution of
                          interest   and    principal   to   the   related    Senior
                          Certificates.  Each class of Class C-B  Certificates  will be entitled  to receive  its pro rata share,  based on its respective  Class  Principal  Balance,  of the subordinate
                          principal    distribution    amount.    Distributions   of
                          principal to the subordinate  certificates will be made on each  distribution date sequentially in the order of their numerical  class  designation,  beginning  with the  Class
                          C-B-1  Certificates,   until  each  class  of  subordinate
                          certificates  has received its  respective  pro rata share of the subordinate principal  distribution amount for that distribution date.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

IV. CREDIT ENHANCEMENT (Group 6)

Overcollateralization     The  group 6A and group 6B  mortgage  loans  bear  interest each month in an amount that in the  aggregate  is expected to exceed the amount needed to pay monthly  interest on the
                          Group 6 Certificates  and certain  related trust  expenses.
                          This excess  interest  will be applied to pay  principal on
                          the  Group  6  Certificates   (other  than  the  Class  6-X
                          Certificates)  in order to create and maintain the required level of  overcollateralization.  The overcollateralization will be  available  to  absorb  losses  on the group 6A and
                          group   6B   mortgage   loans.   The   required   level  of
                          overcollateralization  may increase or decrease  over time.
                          We  cannot  assure  you that  sufficient  interest  will be generated  by the group 6A and group 6B  mortgage  loans to
                          create    and    maintain    the    required    level    of
                          overcollateralization  or to absorb  losses on the group 6A and group 6B mortgage loans.

Overcollateralization     For any distribution  date will be equal to the amount,  if
amount                    any, by which (x) the  aggregate  loan balance of the group
                          6A and group 6B mortgage loans for such  distribution  date exceeds (y) the aggregate  class  principal  balance of the
                          Group 6  Certificates  after  giving  effect to payments on such distribution date.

Initial                   As of the closing date,  the  overcollateralization  amount
overcollateralization     will be equal to $[0.00].

Targeted                  For any  distribution  date  prior  to the  stepdown  date,
overcollateralization     approximately  [0.50]% of the aggregate loan balance of the
amount                    group 6A and  group  6B  mortgage  loans as of the  cut-off date.  For any  distribution  date on or after the stepdown date and with  respect  to which a trigger  event is not in effect,  the greater of (a) [1.00]% of the  aggregate  loan balance  of the  group 6A and group 6B  mortgage  loans for such  distribution  date,  or (b) [0.50]% of the  aggregate loan  balance of the group 6A and group 6B  mortgage  loans as of the cut-off  date.  For any  distribution  date on or after the  stepdown  date with  respect  to which a trigger
                          event  is  in  effect  and  is  continuing,   the  targeted
                          overcollateralization  amount  for  the  distribution  date immediately preceding such distribution date.

Stepdown date             The later to occur of (a) the  distribution  date in [March
                          2008],  and (b) the  first  distribution  date on which the senior  enhancement  percentage is equal to or greater than
                          two  times  the   initial   targeted   credit   enhancement
                          percentage for the Group 6 Senior Certificates.

Group 6 credit             Initial Group 6 Credit Enhancement Percentages:
enhancement percentage     -------------------------------------------------------------------------------------
                                        Approximate Expected     Approximate Expected     Approximate Expected
                                            Initial Credit        Initial Target Credit    Final Target Credit
                           Class           Enhancement*(%)           Enhancement*(%)          Enhancement*(%)
                           -------------------------------------------------------------------------------------
                           6-A                  [9.00]                  [9.50]                  [19.00]
                           6-M-1                [6.35]                  [6.85]                  [13.70]
                           6-M-2                [3.25]                  [3.75]                  [7.50]
                           6-M-3                [1.45]                  [1.95]                  [3.90]
                           6-M-4                [0.50]                  [1.00]                  [2.00]
                           6-M-5                [0.00]                  [0.50]                  [1.00]
                           -------------------------------------------------------------------------------------
                           *Prior to the stepdown date, based on collateral cut-off balance.
                           **After stepdown date, based on current pool balance.

                           Note:  Class 6-A  represents  the aggregate  balance of the Group 6 Senior Certificates.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Trigger event             A trigger  event  will occur for any  distribution  date if either (i) the  average of the  delinquency  rates for each of the three (or one and two,  in the case of the first and second distribution dates) immediately  preceding months as of the last day of the related  collection period equals or exceeds  [34]% of the  senior  enhancement  percentage  for such  distribution  date or (ii)  the  cumulative  realized
                          losses  as  a   percentage   of  the   original   aggregate
                          collateral   balance   on  the   closing   date   for  such
                          distribution  date is greater than the percentage set forth below:

                          ----------------------------------------------------------------------
                          Range of Distribution Dates           Cumulative Loss Percentage
                          ----------------------------------------------------------------------
                          March  2008 - February 2009                    [1.00]%
                          March 2009 - February 2010                     [1.20]%
                          March 2010 - February 2011                     [1.40]%
                          March  2011 and thereafter                     [1.60]%
                          ----------------------------------------------------------------------

Delinquency rate          With  respect  to  any  distribution  date,  the  fraction, expressed as a  percentage,  the  numerator of which is the aggregate  loan  balance  of  the  group  6A and  group  6B mortgage  loans 60 or more days  delinquent  (including all foreclosures  and  REO  Properties)  as  of  the  close  of
                          business   on  the  last  day  of  such   month,   and  the
                          denominator  of which is the aggregate  loan balance of the group 6A and  group 6B  mortgage  loans as of the  close of business on the last day of such month.

Subordination             The  Group  6  Senior  Certificates  will  have  a  payment
                          priority over the Group Subordinate   Certificates.   Each
                          class of Group Subordinate  Certificates will be subordinate to each other class of  subordinate  certificates  with a
                          higher  payment priority.

                          Losses  on the group 6A and group 6B  mortgage  loans  will first reduce the available  excess interest and then reduce
                          the   overcollateralization   amount.   If   there   is  no
                          overcollateralization  at that time, losses on the mortgage
                          loans  will  be  allocated  to  the  Group  6   Subordinate
                          Certificates,  in the  reverse  order of their  priority of payment,  until  the  principal  amount of all  classes  of
                          Group 6 Subordinate Certificates are reduced to zero.

Cross-collateralization   In certain  limited  circumstances,  principal and interest collected  from  any of the  loan  group  6A and  group  6B mortgage  loans may be used to pay  principal  or interest, or both,  to the Group 6 Senior  Certificates  unrelated to that loan group. In addition,  each month,  certain monthly interest  payments  equal to the  product of a) one twelfth of  0.02%  and  b)  the  preceding  Group  4  and  Group  5 collateral  balance  will be allocated to Group 6 available
                          funds,   thereby  increasing   available  excess  interest.
                          These  interest  payments  will  be  added  to the  Group 6 available funds  concurrently  with interest  distributions being made on the Group 4 and Group 5 Certificates.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

V.   DISTRIBUTIONS (Groups 6A and 6B)

Interest remittance       For any distribution  date and the related loan group, the
 amount                   sum  of  (i) scheduled   interest   payments  (other  than
                          payaheads)  and  advances  on the  mortgage  loans  in the related loan group for the related  collection period, the interest  portion of  payaheads  previously  received  and intended for application in the related  collection period and the  interest  portion of all  payoffs  (net of payoff interest  for such  distribution  date)  and  curtailments
                          received  on  the   mortgage   loans  during  the  related
                          prepayment  period,  less (x) the  applicable expense fees with respect to such mortgage  loans and  (y) unreimbursed advances  and other  amounts  due to the master  servicer, the applicable  servicer and the trust  administrator with respect to such mortgage  loans,  to the extent  allocable
                          to   interest,   (ii) compensating   interest,   (iii) the
                          portion  of  any   substitution   adjustment   amount  and
                          purchase  price paid with respect to such  mortgage  loans
                          during  the  related   collection  period,  in  each  case
                          allocable to interest and amounts paid in connection  with an optional termination,  up to the amount of the interest portion  of the par  value  for the  related  loan  group,
                          (iv) net   liquidation   proceeds  (net  of   unreimbursed
                          advances,  servicing  advances and other expenses,  to the extent  allocable to interest,  and unpaid  expense  fees)
                          collected  with  respect  to  the  mortgage  loans  in the related loan group during the related  collection  period,
                          to  the  extent   allocable  to  interest  and  (v) excess
                          interest  provided  by  Group 4 and  Group 5 as  described under the heading "Cross-collateralization" above.

Distributions of          The   pass-through   rate  for  each   class  of  Group  6
interest                  Certificates,  other than the Class 6-X Certificates,  for each  distribution  date is a per annum  rate equal to the least  of (i)  the sum of the  one-month  LIBOR  for  that distribution  date plus the  related  certificate  margin,
                          (ii) the  applicable  Group 6 net  funds  cap,  and  (iii)
                          [11.00]%.

                          The amount of interest payable on each  distribution  date in respect of each  class of Group 6  Certificates,  other than the Class  6-X  Certificates,  will  equal the sum of
                          (1) current  interest  for such class on such date and (2)
                          any carryforward interest for such class and date.
                          On each distribution date, the interest  remittance amount for  such  date  will be paid in the  following  order  of priority:

                          (1) from the interest  remittance amount for loan group 6A and 6B,  to the  Group 6  Senior  Certificates,  pro  rata
                          based  on   amounts   due,   current   interest   and  any
                          carryforward    interest   for   such   class   and   such
                          distribution date,  provided that (a) amounts  distributed to the Class 6-A-1-1 and Class 6-A-1-2  Certificates  will reduce the  interest  remittance  amount for loan group 6A before any  reduction  to the interest  remittance  amount for loan  group 6B in respect  of such  distribution,  (b)
                          amounts  distributed to the Class 6-A-2  Certificates will reduce the  interest  remittance  amount for loan group 6B before any  reduction  to the interest  remittance  amount for loan group 6A in respect of such distributions;
                          (2) first,  from the interest  remittance  amount for loan group 6B and then from the interest  remittance amount for loan  group 6A to the Class  6-M-1  Certificates,  current interest and any carryforward  interest for such class and such distribution date;

                          (3) first,  from the interest  remittance  amount for loan group 6B,  then from the  interest  remittance  amount for loan  group 6A to the Class  6-M-2  Certificates,  current interest and any carryforward  interest for such class and such distribution date;

                          (4) first,  from the interest  remittance  amount for loan group 6B and then from the interest  remittance amount for loan  group 6A to the Class  6-M-3  Certificates,  current interest and any carryforward  interest for such class and such distribution date;

                          (5) first,  from the interest  remittance  amount for loan group 6B and then from the interest  remittance amount for loan  group 6A to the Class  6-M-4  Certificates,  current interest and any carryforward  interest for such class and such distribution date;

                          (6) first,  from the interest  remittance  amount for loan group 6B and then from the interest  remittance amount for loan  group 6A to the Class  6-M-5  Certificates,  current interest and any carryforward  interest for such class and such distribution date;

                          (7) for  application  as part of monthly  excess  cashflow for  such  distribution  date,  as  described  below,  any interest  remittance  amount  remaining after  application pursuant  to  clauses  (1)  through  (6)  above  for  such distribution date.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Principal remittance      For any distribution  date and the related loan group, the
amount                    sum  of  (i) scheduled   principal  payments  (other  than
                          payaheads)  and  advances  on the  mortgage  loans  in the
                          related  loan  group,   net  of   unreimbursed   advances,
                          servicing   advances   and  other   amounts   due  to  the
                          servicers,  the trustee, the master servicer and the trust administrator  with respect to the  mortgage  loans in the
                          related   loan   group  (to  the   extent   allocable   to
                          principal),   and  the  principal   portion  of  payaheads
                          previously  received and intended for  application  in the
                          related  collection  period,   (ii) principal  prepayments
                          received   during   the   related    prepayment    period,
                          (iii) amounts  received in respect of a repurchase  by the seller,  or a  purchase  by  a  holder  of  a  subordinate certificate  or by the  special  servicer,  as provided in the  pooling  and  servicing  agreement,  net of  advances
                          previously   made  and  other  amounts  as  to  which  the
                          trustee,  the  trust  administrator,  a  servicer  or  the master  servicer  is  entitled  to  be  reimbursed,  (iv)
                          amounts paid in connection  with an optional  termination, up to the  amount of the par value  for the  related  loan group,  (v) the  portion  of any  substitution  adjustment amount  paid with  respect to any deleted  mortgage  loans
                          during  the  related   collection   period   allocable  to
                          principal,   (vi) net   liquidation   proceeds   (net   of
                          unreimbursed   advances,   servicing  advances  and  other
                          expenses,  to  the  extent  allocable  to  principal)  and
                          recoveries,   if  any,   collected  with  respect  to  the
                          mortgage  loans  in the  related  loan  group  during  the related  collection  period,  to the extent  allocable  to principal,  and  (vii) if  applicable,  amounts  withdrawn from the  related  Group 6  interest  rate cap  account to cover  realized  losses  on the  Group  6  mortgage  loans incurred during the related collection period.

Overcollateralization     For any  distribution  date will be equal to the lesser of
release amount            (x) the principal  remittance amount for such distribution date  and  (y)  the  amount,  if  any,  by  which  (1) the overcollateralization  amount  for such  date,  calculated for this purpose on the basis of the assumption  that 100%
                          of the  aggregate of the principal  remittance  amount for such  date is  applied  on such date in  reduction  of the aggregate of the class  principal  balances of the Group 6
                          Certificates,      exceeds      (2)      the      targeted
                          overcollateralization amount for such date.

Group 6A allocation       For any  distribution  date,  the  product  of the  senior
 amount                   principal  payment amount for that distribution date and a
                          fraction  the   numerator   of  which  is  the   principal
                          remittance  amount  derived  from  loan  group  6A and the denominator of which is the principal  remittance  amount, in each case for that distribution date.

Group 6B allocation       For any  distribution  date,  the  product  of the  senior
amount                    principal  payment amount for that distribution date and a
                          fraction  the   numerator   of  which  is  the   principal
                          remittance  amount  derived  from  loan  group  6B and the denominator of which is the principal  remittance  amount, in each case for that distribution date.

Principal payment         For any  distribution  date and loan groups 6A and 6B will
 amount                   be equal to the principal  remittance amount for both loan groups  for  such  date  minus  the  overcollateralization release amount, if any, for such date.

Senior principal          For any  distribution  date on or after the stepdown  date
payment amount            and as long as a  trigger  event  has  not  occurred  with respect to such distribution  date, will be the amount, if any,  by which  (x) the  class  principal  balance  of the
                          Group 6  Senior  Certificates  immediately  prior  to such distribution  date  exceeds  (y)  the  lesser  of (A)  the
                          product  of  (i)  approximately   [81.00]%  and  (ii)  the
                          aggregate  loan balance for loan groups 6A and 6B for such distribution  date and (B) the  amount,  if any,  by which
                          (i) the  aggregate  loan balance for loan groups 6A and 6B mortgage  loans for such  distribution  date  exceeds (ii)
                          0.50% of the aggregate  loan group balance for loan groups
                          6A and 6B as of the cut-off date.

Credit support            The first  distribution  date on which the aggregate class
depletion date            principal balance of the Group 6 Subordinate  Certificates has been or will be reduced to zero.

Class 6-M-1               For any  distribution  date on or after the stepdown  date
principal payment         and as long as a  trigger  event  has  not  occurred  with
amount                    respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal balances  of the  Group  6  Senior  Certificates,  in each
                          case,   after   giving   effect   to   payments   on  such
                          distribution  date and (ii) the class principal balance of the Class  6-M-1  Certificates  immediately  prior to such
                          distribution   date  exceeds  (y) the  lesser  of  (A) the
                          product of (i) [86.30]% and (ii) the  aggregate loan group balance  for loan  groups 6A and 6B for such  distribution
                          date  and  (B) the  amount,   if  any,  by  which  (i) the
                          aggregate  loan group  balance  for loan  groups 6A and 6B for  such  distribution  date  exceeds  (ii) 0.50%  of the aggregate  loan group balance for loan groups 6A and 6B as of the cut-off date.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Class 6-M-2               For any  distribution  date on or after the stepdown  date
principal payment         and as long as a  trigger  event  has  not  occurred  with
amount                    respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal balances of the Group 6 Senior  Certificates and the Class
                          6-M-1  Certificates,  in each case, after giving effect to payments  on such  distribution  date and  (ii) the  class
                          principal   balance  of  the  Class   6-M-2   Certificates
                          immediately   prior  to  such  distribution  date  exceeds
                          (y) the  lesser of  (A) the  product of  (i) [92.50]%  and
                          (ii) the  aggregate  loan group balance for loan groups 6A and 6B for such  distribution  date and (B) the amount, if any, by which  (i) the  aggregate  loan group  balance for loan groups 6A and 6B for such  distribution  date exceeds
                          (ii) 0.50%  of the  aggregate  loan group balance for loan groups 6A and 6B  as of the cut-off date.

Class 6-M-3               For any  distribution  date on or after the stepdown  date
principal payment         and as long as a  trigger  event  has  not  occurred  with
amount                    respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal balances  of the  Group 6 Senior  Certificates,  the Class
                          6-M-1  Certificates and the Class 6-M-2  Certificates,  in
                          each  case,  after  giving  effect  to  payments  on  such distribution  date and (ii) the class principal balance of the Class  6-M-3  Certificates  immediately  prior to such
                          distribution   date  exceeds  (y) the  lesser  of  (A) the
                          product of (i) [96.10]% and (ii) the  aggregate loan group balance  for loan  groups 6A and 6B for such  distribution
                          date  and  (B) the  amount,   if  any,  by  which  (i) the
                          aggregate  loan group  balance  for loan  groups 6A and 6B for  such  distribution  date  exceeds  (ii) 0.50%  of the aggregate  loan group balance for loan groups 6A and 6B as of the cut-off date.

Class 6-M-4               For any  distribution  date on or after the stepdown  date
 principal payment        and as long as a  trigger  event  has  not  occurred  with
 amount                   respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal balances  of the  Group 6 Senior  Certificates,  the Class
                          6-M-1  Certificates,  the Class 6-M-2 Certificates and the
                          Class  6-M-3  Certificates,  in each  case,  after  giving effect to payments on such  distribution date and (ii) the class  principal  balance of the Class 6-M-4  Certificates
                          immediately   prior  to  such  distribution  date  exceeds
                          (y) the  lesser of  (A) the  product of  (i) [98.00]%  and
                          (ii) the  aggregate  loan group balance for loan groups 6A and 6B for such  distribution  date and (B) the amount, if any, by which  (i) the  aggregate  loan group  balance for loan groups 6A and 6B for such  distribution  date exceeds
                          (ii) 0.50%  of the  aggregate  loan group balance for loan groups 6A and 6B as of the cut-off date.

Class 6-M-5               For any  distribution  date on or after the stepdown  date
principal payment         and as long as a  trigger  event  has  not  occurred  with
amount                    respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal balances  of the  Group 6 Senior  Certificates,  the Class
                          6-M-1  Certificates,  the Class  6-M-2  Certificates,  the
                          Class   6-M-3    Certificates    and   the   Class   6-M-4
                          Certificates,   in  each  case,  after  giving  effect  to
                          payments  on such  distribution  date and  (ii) the  class
                          principal   balance  of  the  Class   6-M-5   Certificates
                          immediately   prior  to  such  distribution  date  exceeds
                          (y) the  lesser of  (A) the  product of  (i) [99.00]%  and
                          (ii) the  aggregate  loan group balance for loan groups 6A and 6B for such  distribution  date and (B) the amount, if any, by which  (i) the  aggregate  loan group  balance for loan groups 6A and 6B for such  distribution  date exceeds
                          (ii) 0.50%  of the  aggregate  loan group balance for loan groups 6A and 6B as of the cut-off date.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Distributions of         The  principal   payment  amount  will  be  paid  on  each
principal                distribution date as follows:

                         I. On each  distribution  date (a)  prior to the  stepdown date or (b) with  respect  to which a trigger  event
                            is in effect,  the principal  payment amount will be
                            paid in the following order of priority:

                                   i) (a) from  the  principal  remittance  amount  for loan
                                      group  6A,  sequentially,  first  (x)  to  the
                                      Class 6-A-1-1 and Class  6-A-1-2  Certificates
                                      (allocated as described  below*),  until their
                                      class principal  balances are reduced to zero,
                                      and then (y) to the Class 6-A-2  Certificates,
                                      until its class  principal  balance is reduced
                                      to zero,

                                      (b) from the principal  remittance  amount for
                                      loan  group  6B,  sequentially,  first  to the
                                      Class  6-A-2  Certificates,  until  its  class
                                      principal  balance is reduced to zero and then
                                      (y) to the Class  6-A-1-1  and  Class  6-A-1-2
                                      Certificates  (allocated as described below*),
                                      until  their  class  principal   balances  are
                                      reduced to zero;

                                  ii) to the  Class  6-M-1  Certificates,  until  its  class principal balance has been reduced to zero;
                                 iii) to the  Class  6-M-2  Certificates,  until its class
                                      principal balance has been reduced to zero;
                                  iv) to the  Class  6-M-3  Certificates,  until  its  class principal balance has been reduced to zero;
                                   v) to  the  Class  6-M-4  Certificates,  until  its  class principal balance has been reduced to zero;
                                  vi) to the  Class  6-M-5  Certificates,  until  its  class principal  balance  has been  reduced to zero;
                                      and
                                 vii) for  application as part of monthly  excess  cashflow
                                      for  such  distribution   date,  as  described
                                      below,  any  such  principal   payment  amount
                                      remaining   after   application   pursuant  to
                                      clauses (i) through (vi) above.
                          II. On  each   distribution  date  (a)  on  or  after  the
                                stepdown  date  and  (b)  with  respect  to  which a
                                trigger  event  is  not  in  effect,  the  principal
                                payment  amount will be paid in the following  order
                                of priority:
                                  i) (a)  from  the  principal  remittance  amount  for loan group  6A,  the  group 6A  allocation  amount,
                                      sequentially,  first (x) to the Class  6-A-1-1
                                      and Class 6-A-1-2  Certificates  (allocated as
                                      described    below*),    until   their   class
                                      principal  balances  are reduced to zero,  and
                                      then  (y) to  the  Class  6-A-2  Certificates,
                                      until   their  class   principal   balance  is
                                      reduced to zero;
                                      (b) from the principal  remittance  amount for
                                      loan  group  6B,   the  group  6B   allocation
                                      amount,  sequentially,  first (x) to the Class
                                      6-A-2 Certificates,  until its class principal
                                      balance  is  reduced  to zero  and then (y) to
                                      the   Class    6-A-1-2   and   Class   6-A-1-2
                                      Certificates  (allocated as described below*),
                                      until  their  class  principal   balances  are
                                      reduced to zero;
                                  ii) to the  Class  6-M-1  Certificates,  the  Class  6-M-1
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
                                      balance has been reduced to zero;
                                 iii) to the Class  6-M-2  Certificates,  the  Class  6-M-2
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

                                      balance has been reduced to zero;
                                  iv) to the  Class  6-M-3  Certificates,  the  Class  6-M-3
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
                                      balance has been reduced to zero;
                                   v) to  the  Class  6-M-4  Certificates,  the  Class  6-M-4
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
                                      balance has been reduced to zero;
                                  vi) to the  Class  6-M-5  Certificates,  the  Class  6-M-5
                                      principal     payment    amount    for    such
                                      distribution  date,  until its class principal
                                      balance has been reduced to zero; and
                                 vii) for  application as part of monthly  excess  cashflow
                                      for  such  distribution   date,  as  described
                                      below,  any  such  principal   payment  amount
                                      remaining   after   application   pursuant  to
                                      clauses (i) through (vi) above.

 Group 6A excess          For any  distribution  date,  the product of the amount of
 interest amount          monthly  excess  interest  required to be  distributed  on that  distribution  date to reach  the  required  level of overcollateralization  and a  fraction  the  numerator  of which is the  principal  remittance  amount  derived  from loan  group  6A  and  the  denominator  of  which  is  the principal  remittance amount for loan groups 6A and 6B, in each case for that distribution date.

Group 6B excess           For any  distribution  date,  the product of the amount of
interest amount           monthly  excess  interest  required to be  distributed  on that  distribution  date to reach  the  required  level of overcollateralization  and a  fraction  the  numerator  of which is the  principal  remittance  amount  derived  from loan  group  6B  and  the  denominator  of  which  is  the principal  remittance amount for loan groups 6A and 6B, in each case for that distribution date.

Distribution of           On each  distribution  date,  monthly excess cashflow will
monthly excess            be distributed in the following order of priority:
cashflow                  1) A) until the aggregate class  principal  balance of the
                                Group  6  Certificates  equals  the  aggregate  loan
                                balance of the groups 6A and 6B  mortgage  loans for
                                such    distribution   date   minus   the   targeted
                                overcollateralization  amount for such date, on each
                                distribution  date (a) prior to the stepdown date or
                                (b)  with  respect  to which a  trigger  event is in
                                effect,  to the  extent of monthly  excess  interest
                                for  such   distribution   date,   to  the  Group  6
                                Certificates, in the following order of priority:
                          i)   (a) from  monthly  excess  cashflow  for loan group 6A,
                                   the    Group   6A   Excess    Interest    Amount,
                                   sequentially,  first (x) to the Class 6-A-1-1 and
                                   Class   6-A-1-2   Certificates    (allocated   as
                                   described  below*),  until their class  principal
                                   balances  are  reduced  to zero,  and then (y) to
                                   the  Class  6-A-2  Certificates,  until its class
                                   principal balance is reduced to zero;
                                   (b)  The   Group  6B  Excess   Interest   Amount,
                                   sequentially,   first  (x)  to  the  Class  6-A-2
                                   Certificates,  until its class principal  balance
                                   is  reduced  to zero,  and then (y) to the  Class
                                   6-A-1-1    and   Class    6-A-1-2    Certificates
                                   (allocated  as  described  below*),  until  their
                                   class principal balances are reduced to zero;
                          ii)      to the  Class  6-M-1  Certificates,  until  its  class
                                   principal balance has been reduced to zero;
                          iii)     to the  Class  6-M-2  Certificates,  until  its class
                                   principal balance has been reduced to zero; and
                          iv)      to the  Class  6-M-3  Certificates,  until  its  class
                                   principal balance has been reduced to zero;
                          v)       to  the  Class  6-M-4  Certificates,  until  its  class
                                   principal balance has been reduced to zero;
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

                          vi)      to the  Class  6-M-5  Certificates,  until  its  class
                                   principal balance has been reduced to zero; and
                                  (B)  on  each  distribution  date  on or  after  the
                                  stepdown  date and with  respect  to which a trigger
                                  event  is not  in  effect,  to  fund  any  principal
                                  distributions   required   to  be   made   on   such
                                  distribution  date as set forth above,  after giving
                                  effect to the distribution of the principal  payment
                                  amount  for  such  date,  in  accordance   with  the
                                  priorities set forth above;
                          2)      to the Class 6-M-1  Certificates,  any deferred  amount
                                 for such class;
                          3)     to the Class 6-M-2  Certificates,  any deferred  amount
                                 for such class;
                          4)     to the Class 6-M-3  Certificates,  any deferred  amount
                                 for such class;
                          5)     to the Class 6-M-4  Certificates,  any deferred  amount
                                 for such class;
                          6)     to the Class 6-M-5  Certificates,  any deferred  amount
                                 for such class;
                          7)     to the Class  6-A-1 and Class 6-A-2  Certificates,  any
                                 basis risk shortfall for such class;
                          8)     to  the  Class  6-M-1  Certificates,   any  basis  risk
                                 shortfall for such class;
                          9)     to  the  Class  6-M-2  Certificates,   any  basis  risk
                                 shortfall for such class;
                          10)    to  the  Class  6-M-3  Certificates,  any  basis  risk
                                 shortfall for such class;
                          11)    to  the  Class  6-M-4  Certificates,  any  basis  risk
                                 shortfall for such class;
                          12)    to  the  Class  6-M-5  Certificates,  any  basis  risk
                                 shortfall for such class;
                          13)    to the basis risk reserve fund,  any amounts  required
                                 pursuant to the pooling and  servicing  agreement to
                                 be deposited therein;
                          14)    to   the   Class   6-X   Certificates,    the   amount
                                distributable  thereon  pursuant  to the pooling and
                                servicing agreement; and
                          15)   to the Class AR and AR-L  Certificates,  any remaining
                                amount (no  payments  are expected to be made to the
                                Class AR Certificates under this clause).

*Distributions to         Amounts  allocable to the Class  6-A-1-1 and Class 6-A-1-2
the Group 6A              Certificates  shall  be  distributed  sequentially  to the
Certificates              Class  6-A-1-1  and Class  6-A-1-2  Certificates,  in that order,  until their  respective  class principal  balances are reduced to zero,  except that amounts allocable to the
                          Class  6-A-1-1  and Class  6-A-1-2  Certificates  shall be distributed  pro  rata  to the  Class  6-A-1-1  and  Class
                          6-A-1-2 Certificates if:

                          1)    With respect to any  Distribution  Date prior to the
                                Distribution   Date  in   March   2008,   cumulative
                                collateral  losses  are  less  than  [1.00%]  of the
                                aggregate initial collateral balance; or
                          2)    With  respect to any  Distribution  Date on or after
                                the  Distribution  Date in March  2008,  no  Trigger
                                Event is in effect.

Group 6A and Group        The annual  pass-through  rates on each Class of the Group
6B net funds caps         6  Certificates  (other  than the Class 6-X  Certificates)
                          are  subject  to  certain  net funds  caps,  as more fully described in the prospectus supplement.
                          On any  distribution  date,  the Group 6A and 6B net funds caps  will  each  equal  (a) a  fraction,  expressed  as a percentage,  the  numerator of which is the product of (1)
                          the related optimal  interest  remittance  amount for such date  and (2) 12,  and the  denominator  of  which  is the aggregate  loan  balance  of  the  mortgage  loans  in the
                          related  loan  group(s)  for  the  immediately   preceding
                          distribution  date,  multiplied  by  (b) a  fraction,  the numerator of which is 30 and the  denominator  of which is the  actual  number of days in the  immediately  preceding accrual period.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

                          On any  distribution  date,  if the current  interest rate
                          (calculated  on the basis of the  lesser of (x)  one-month
                          LIBOR plus the applicable  certificate  margin and (y) the
                          maximum   interest   rate)   on  any   Class  of  Group  6
                          Certificates ( other than the Class 6-X  Certificates)  is limited  by the  related  net funds cap,  such  difference will constitute a basis risk shortfall.
                          Schedules  of the  Group 6, 6A and 6B net  funds  caps are included in this document.

Group 6 interest          [On or before the closing  date,  the  trustee,  acting on
rate caps                 behalf of the  trust,  will enter  into an  interest  rate
                          cap   agreement   with   [Credit   Suisse   First   Boston
                          International],     as    counterparty,     whereby,    in
                          consideration  for a one-time  payment by the trust to the
                          cap   counterparty   on  the   closing   date,   the   cap
                          counterparty  will  agree  to make  certain  payments,  as described  below,  on each  interest  rate  cap  agreement
                          payment  date.   Payments  under  the  interest  rate  cap
                          agreement   will  be   available   to  cover   basis  risk
                          shortfalls for the Group 6  Certificates,  realized losses on the Group 6 mortgage loans and deferred  amounts on the
                          Class  6-M-1,  Class 6-M-2,  Class 6-M-3,  Class 6-M-4 and
                          Class  6-M-5  Certificates.  The  first  and last  payment dates for the interest  rate cap  agreement  will occur on the dates specified in the prospectus supplement.
                          Under   the   interest   rate  cap   agreement,   the  cap
                          counterparty  will agree to make  payments on each payment
                          date  equal  to  the  product  of  (i)  a  fraction,   the
                          numerator  of which is the actual  number of days  elapsed
                          since  the   immediately   preceding   interest  rate  cap
                          agreement  payment  date  (or,  in the  case of the  first interest  rate cap  agreement  payment  date,  the closing date)  through,  but not including,  the current  interest rate cap agreement payment date,  subject to the "Modified
                          Following"  Business Day Convention (within the meaning of the 2000 ISDA  Definitions),  and the denominator of which is  360,  (ii) a  notional  amount  (as set  forth  in the
                          related  annex  for  such  scheduled   interest  rate  cap
                          agreement  payment date) and (iii) the percentage equal to the  difference  between  (1) the  lesser of (a) the Index
                          Rate for such period and (b) the  percentage  specified in the prospectus  supplement and (2) the cap strike rate for that  period (as set forth in the  related  annex for such interest rate cap agreement payment date); provided,  that if the Index Rate is less than or equal to the  applicable cap strike  rate,  then the  payment  amount due under the interest rate cap agreement will be zero.  Generally,  the
                          "Index  Rate" will be the rate for  one-month  deposits in
                          U.S.  Dollars  which appear on the Telerate  Page 3750 two
                          London  banking days prior to the first day of the related accrual  period for the interest rate cap agreement or, if such rate does not appear on the Telerate  Page 3750,  the rate  determined  based on the  rates  at which  one-month deposits  in U.S.  Dollars  are  offered by the  reference banks to prime banks in the London interbank market.

                          Any amounts received by the trust  administrator under the interest  rate  cap  agreement  will  be  deposited  to  a related  account  established by the trust  administrator.
                          Amounts on deposit in the  interest  rate cap account will be distributed on any  distribution  date in the following order of priority:
                          (i) to the Class  6-A-1-1,  Class  6-A-1-2 and Class 6-A-2
                          Certificates,  pro rata  based on the amount of any unpaid
                          Basis Risk  Shortfalls,  the  amount of any  unpaid  Basis
                          Risk Shortfalls for such class;
                          (ii) to the Class 6-M-1,  Class 6-M-2,  Class 6-M-3, Class
                          6-M-4  and Class  6-M-5  Certificates,  sequentially,  the amount of any unpaid Basis Risk Shortfalls for such class;
                          (iii) to the Principal  Remittance Amounts for loan groups
                          6A and 6B,  up to the  amount of such  Realized  Losses on the  mortgage  loans in the  related  loan group  incurred during the related  Collection Period, any shortfall to be allocated  pro rata based upon the amount of such Realized
                          Losses applicable to each such loan group; and
                          (iv) to the Class 6-M-1,  Class 6-M-2,  Class 6-M-3, Class
                          6-M-4 and Class 6-M-5  Certificates,  in that  order,  any applicable  Deferred  Amounts  prior to  giving  effect to amounts  available  to be  paid  in  respect  of  Deferred
                          Amounts as described herein on such distribution date.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

                          Amounts paid under the  interest  rate cap  agreement  not
                          used  on  any   distribution   date  to  pay  Basis   Risk
                          Shortfalls on the Group 6  Certificates,  Realized  Losses
                          on the Group 6 mortgage  loans or Deferred  Amounts on the
                          Class  6-M-1,  Class 6-M-2,  Class 6-M-3,  Class 6-M-4 and
                          Class  6-M-5  Certificates  will  remain on deposit in the interest  rate cap account and may be  available on future distribution  dates to make the payments  described in the preceding paragraph;  provided,  however that such amounts will be paid into and  distributed out of a separate trust created  pursuant to the pooling and  servicing  agreement for the benefit of the Group 6 Certificates.  However,  at no time will the amount on deposit  in the  interest  rate cap  account  exceed  the  deposit  amount.  The  "deposit amount"  will be  calculated  on each  distribution  date, after giving effect to withdrawals  from the interest rate cap account on that  distribution  date and  distributions and  allocation  of  losses  on the  certificates  on such date,  and will equal the excess,  if any, of the Targeted
                          Overcollateralization  Amount for such  distribution  date
                          over   the    Overcollateralization    Amount   for   such
                          distribution date.

                          Unless   terminated   earlier,   the  interest   rate  cap
                          agreement  will  terminate  on the date  specified  in the prospectus  supplement.  Both  the  trustee  and  the  cap
                          counterparty   will  have  the  right  to  terminate   the
                          interest rate cap agreement for certain  reasons set forth in the  documentation  associated  with each interest rate cap agreement,  including, without limitation, the related
                          ISDA  Master   Agreement,   the  Schedule  thereto  and  a
                          Confirmation  thereunder.  Although it is not  anticipated that there will be amounts  payable by the trust,  certain amounts  may be  payable by the trust  under the  interest rate cap agreement from funds otherwise  distributable  to the  holders  of the  certificates  as a  result  of  such termination.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

VI. NORMALIZED CAP NOTIONAL SCHEDULE

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

VII. BOND PROFILES

      *Assumes:
      1 Month LIBOR:    2.5900%
      6 Month LIBOR:    2.9900%
      1 Year LIBOR:     3.3200%
      1 Year CMT:       2.9400%
      **WAL's calculated from the settlement date assuming a 30/360 basis.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

BOND PROFILES (Cont.)

      *Assumes:
      1 Month LIBOR:    2.5900%
      6 Month LIBOR:    2.9900%
      1 Year LIBOR:     3.3200%
      1 Year CMT:       2.9400%
      **WAL's calculated from the settlement date assuming a 30/360 basis.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

BOND PROFILES (Cont.)

GROUP 6 CERTIFICATE PROFILES TO CALL*:

	15 CPR	*20 CPR*	*25 CPR*	*28 CPR*	*30 CPR*	*32 CPR*	*35 CPR*	*40 CPR*	*45 CPR*
6-A-1-1 & 6-A-1-2	Run to 10% Call								
WAL	4.86	3.64	2.84	2.50	2.30	2.12	1.89	1.56	1.30
Principal Window	Mar05 - Mar18	Mar05 - Feb15	Mar05 - Dec12	Mar05 - Jan12	Mar05 - Jul11	Mar05 - Jan11	Mar05 - Jun10	Mar05 - Aug09	Mar05 - Dec08
Principal # Months	157	120	94	83	77	71	64	54	46
6-A-2	Run to 10% Call								
WAL	4.90	3.66	2.86	2.51	2.31	2.13	1.89	1.57	1.30
Principal Window	Mar05 - Mar18	Mar05 - Feb15	Mar05 - Dec12	Mar05 - Jan12	Mar05 - Jul11	Mar05 - Jan11	Mar05 - Jun10	Mar05 - Aug09	Mar05 - Dec08
Principal # Months	157	120	94	83	77	71	64	54	46
6-M-1	Run to 10% Call								
WAL	8.69	6.52	5.18	4.69	4.44	4.23	4.02	3.84	3.80
Principal Window	Apr09 - Mar18	Mar08 - Feb15	Apr08 - Dec12	May08 - Jan12	May08 - Jul11	Jun08 - Jan11	Jun08 - Jun10	Aug08 - Aug09	Oct08 - Dec08
Principal # Months	108	84	57	45	39	32	25	13	3
6-M-2	Run to 10% Call								
WAL	8.69	6.52	5.18	4.66	4.40	4.17	3.93	3.67	3.57
Principal Window	Apr09 - Mar18	Mar08 - Feb15	Mar08 - Dec12	Apr08 - Jan12	Apr08 - Jul11	Apr08 - Jan11	Apr08 - Jun10	May08 - Aug09	Jun08 - Dec08
Principal # Months	108	84	58	46	40	34	27	16	7
6-M-3	Run to 10% Call								
WAL	8.65	6.49	5.14	4.61	4.35	4.12	3.85	3.55	3.38
Principal Window	Apr09 - Mar18	Mar08 - Feb15	Mar08 - Dec12	Mar08 - Jan12	Mar08 - Jul11	Mar08 - Jan11	Mar08 - Jun10	Apr08 - Aug09	Apr08 - Dec08
Principal # Months	108	84	58	47	41	35	28	17	9
6-M-4	Run to 10% Call								
WAL	7.90	5.87	4.66	4.18	3.93	3.73	3.48	3.23	3.14
Principal Window	Apr09 - Dec16	Mar08 - Jan14	Mar08 - Feb12	Mar08 - Apr11	Mar08 - Oct10	Mar08 - May10	Mar08 - Nov09	Mar08 - Feb09	Mar08 - Jul08
Principal # Months	93	71	48	38	32	27	21	12	5
6-M-5	Run to 10% Call								
WAL	5.95	4.40	3.57	3.30	3.19	3.12	3.07	3.07	3.07
Principal Window	Apr09 - Apr13	Mar08 - Mar11	Mar08 - Nov09	Mar08 - Apr09	Mar08 - Dec08	Mar08 - Sep08	Mar08 - May08	Mar08 - Mar08	Mar08 - Mar08
Principal # Months	49	37	21	14	10	7	3	1	1

      *Assumes:
      1 Month LIBOR:    2.5900%
      6 Month LIBOR:    2.9900%
      1 Year LIBOR:           3.3200%
      1 Year CMT:             2.9400%
      **WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 4 and 5.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

BOND PROFILES (Cont.)

GROUP 6 CERTIFICATE PROFILES TO MATURITY*:

	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR
6A11 & 6A12	Run to Maturity								
WAL	5.22	3.93	3.09	2.72	2.50	2.31	2.06	1.71	1.42
Principal Window	Mar05 - Nov29	Mar05 - Jul25	Mar05 - Oct21	Mar05 - Jan20	Mar05 - Dec18	Mar05 - Jan18	Mar05 - Oct16	Mar05 - Jan15	Mar05 - Aug13
Principal # Months	297	245	200	179	166	155	140	119	102
6A2	Run to Maturity								
WAL	5.27	3.97	3.12	2.74	2.52	2.33	2.08	1.72	1.44
Principal Window	Mar05 - May30	Mar05 - Feb26	Mar05 - Apr22	Mar05 - Jun20	Mar05 - May19	Mar05 - Jun18	Mar05 - Feb17	Mar05 - May15	Mar05 - Dec13
Principal # Months	303	252	206	184	171	160	144	123	106
6M1	Run to Maturity								
WAL	9.36	7.06	5.64	5.09	4.81	4.58	4.33	4.11	4.10
Principal Window	Apr09 - Jun24	Mar08 - Apr20	Apr08 - Apr17	May08 - Dec15	May08 - Feb15	Jun08 - May14	Jun08 - Jun13	Aug08 - Mar12	Oct08 - Mar11
Principal # Months	183	146	109	92	82	72	61	44	30
6M2	Run to Maturity								
WAL	9.20	6.92	5.52	4.96	4.67	4.43	4.16	3.87	3.74
Principal Window	Apr09 - Jan23	Mar08 - Jan19	Mar08 - Apr16	Apr08 - Jan15	Apr08 - Apr14	Apr08 - Aug13	Apr08 - Sep12	May08 - Jul11	Jun08 - Aug10
Principal # Months	166	131	98	82	73	65	54	39	27
6M3	Run to Maturity								
WAL	8.78	6.59	5.23	4.69	4.41	4.18	3.91	3.60	3.42
Principal Window	Apr09 - Mar20	Mar08 - Sep16	Mar08 - Apr14	Mar08 - Mar13	Mar08 - Aug12	Mar08 - Jan12	Mar08 - May11	Apr08 - May10	Apr08 - Aug09
Principal # Months	132	103	74	61	54	47	39	26	17
6M4	Run to Maturity								
WAL	7.90	5.87	4.66	4.18	3.93	3.73	3.48	3.23	3.14
Principal Window	Apr09 - Dec16	Mar08 - Jan14	Mar08 - Feb12	Mar08 - Apr11	Mar08 - Oct10	Mar08 - May10	Mar08 - Nov09	Mar08 - Feb09	Mar08 - Jul08
Principal # Months	93	71	48	38	32	27	21	12	5
6M5	Run to Maturity								
WAL	5.95	4.40	3.57	3.30	3.19	3.12	3.07	3.07	3.07
Principal Window	Apr09 - Apr13	Mar08 - Mar11	Mar08 - Nov09	Mar08 - Apr09	Mar08 - Dec08	Mar08 - Sep08	Mar08 - May08	Mar08 - Mar08	Mar08 - Mar08
Principal # Months	49	37	21	14	10	7	3	1	1

      *Assumes:
      1 Month LIBOR:    2.5900%
      6 Month LIBOR:    2.9900%
      1 Year LIBOR:           3.3200%
      1 Year CMT:             2.9400%
      **WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 4 and 5.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

VIII. Net Funds Cap

      * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
      1 Month LIBOR:    2.5900%
      6 Month LIBOR:    2.9900%
      1 Year LIBOR:     3.3200%
      1 Year CMT:       2.9400%
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Net Funds Cap (Cont.)

      * Assumes  each  underlying  Collateral  index  remains  constant at the below levels and all collateral pays at 30% CPR.
      1 Month LIBOR:    2.5900%
      6 Month LIBOR:    2.9900%
      1 Year LIBOR:     3.3200%
      1 Year CMT:       2.9400%
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Net Funds Cap (Cont.)

      * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
      1 Month LIBOR:    2.5900%
      6 Month LIBOR:    2.9900%
      1 Year LIBOR:     3.3200%
      1 Year CMT:       2.9400%
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Net Funds Cap (Cont.)

      * Assumes each underlying Collateral index instantaneously rises to 20.00%
        and all collateral pays at 30% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Net Funds Cap (Cont.)

      * Assumes each underlying Collateral index instantaneously rises to 20.00%
        and all collateral pays at 30% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Net Funds Cap (Cont.)

      * Assumes each underlying Collateral index instantaneously rises to 20.00%
        and all collateral pays at 30% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

Net Funds Cap (Cont.)

      * Assumes each underlying Collateral index instantaneously rises to 20.00%
        and all collateral pays at 20% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

IX. GROUP 6 Excess Interest

Assuming Flat Rates *

Period	Distribution Date	XS-Interest (%)	Period	Distribution Date	XS-Interest (%)
1	25-Mar-05	2.7794	37	25-Mar-08	2.8627
2	25-Apr-05	2.2076	38	25-Apr-08	2.7030
3	25-May-05	2.3232	39	25-May-08	2.8105
4	25-Jun-05	2.4166	40	25-Jun-08	2.7201
5	25-Jul-05	2.7736	41	25-Jul-08	2.8202
6	25-Aug-05	2.6784	42	25-Aug-08	2.7264
7	25-Sep-05	2.6829	43	25-Sep-08	2.7288
8	25-Oct-05	2.7802	44	25-Oct-08	2.8272
9	25-Nov-05	2.6894	45	25-Nov-08	2.7339
10	25-Dec-05	2.7868	46	25-Dec-08	2.8323
11	25-Jan-06	2.7005	47	25-Jan-09	2.7392
12	25-Feb-06	2.6993	48	25-Feb-09	2.7415
13	25-Mar-06	2.9884	49	25-Mar-09	3.0305
14	25-Apr-06	2.6967	50	25-Apr-09	2.7464
15	25-May-06	2.7923	51	25-May-09	2.8443
16	25-Jun-06	2.6940	52	25-Jun-09	2.7516
17	25-Jul-06	2.7895	53	25-Jul-09	2.8495
18	25-Aug-06	2.6911	54	25-Aug-09	2.7572
19	25-Sep-06	2.6895	55	25-Sep-09	2.7601
20	25-Oct-06	2.7863	56	25-Oct-09	2.8580
21	25-Nov-06	2.6894	57	25-Nov-09	2.7607
22	25-Dec-06	2.7873	58	25-Dec-09	2.8469
23	25-Jan-07	2.7314	59	25-Jan-10	2.7332
24	25-Feb-07	2.7284	60	25-Feb-10	2.7370
25	25-Mar-07	3.0134	61	25-Mar-10	3.0234
26	25-Apr-07	2.7195	62	25-Apr-10	2.7443
27	25-May-07	2.8151	63	25-May-10	2.8422
28	25-Jun-07	2.6934	64	25-Jun-10	2.7522
29	25-Jul-07	2.7890	65	25-Jul-10	2.8500
30	25-Aug-07	2.6894	66	25-Aug-10	2.7605
31	25-Sep-07	2.6873	67	25-Sep-10	2.7649
32	25-Oct-07	2.7841	68	25-Oct-10	2.8627
33	25-Nov-07	2.6815	69	25-Nov-10	2.7741
34	25-Dec-07	2.7765	70	25-Dec-10	2.8713
35	25-Jan-08	2.6747	71	25-Jan-11	2.7826
36	25-Feb-08	2.6691	72	25-Feb-11	2.7870

      * Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
      1 Month LIBOR:    2.5900%
      6 Month LIBOR:    2.9900%
      1 Year LIBOR:     3.3200%
      1 Year CMT:       2.9400%
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

GROUP 6 Excess Interest (Cont.)

Forward Curve*

Period	Distribution Date	XS-Interest (%)	Period	Distribution Date	XS-Interest (%)
1	25-Mar-05	2.5987	37	25-Mar-08	2.4686
2	25-Apr-05	1.9836	38	25-Apr-08	1.8014
3	25-May-05	2.1436	39	25-May-08	2.2935
4	25-Jun-05	2.1281	40	25-Jun-08	2.1210
5	25-Jul-05	2.3349	41	25-Jul-08	2.3149
6	25-Aug-05	2.2183	42	25-Aug-08	2.1942
7	25-Sep-05	2.0819	43	25-Sep-08	2.2266
8	25-Oct-05	1.5003	44	25-Oct-08	1.8569
9	25-Nov-05	2.0225	45	25-Nov-08	2.2975
10	25-Dec-05	1.9762	46	25-Dec-08	2.2752
11	25-Jan-06	2.0499	47	25-Jan-09	2.0329
12	25-Feb-06	1.8934	48	25-Feb-09	2.3336
13	25-Mar-06	2.3093	49	25-Mar-09	2.6993
14	25-Apr-06	1.5335	50	25-Apr-09	1.8355
15	25-May-06	1.9325	51	25-May-09	2.3408
16	25-Jun-06	1.7718	52	25-Jun-09	2.1750
17	25-Jul-06	1.9317	53	25-Jul-09	2.3719
18	25-Aug-06	1.8009	54	25-Aug-09	2.2544
19	25-Sep-06	1.8153	55	25-Sep-09	2.2944
20	25-Oct-06	1.5873	56	25-Oct-09	2.0528
21	25-Nov-06	1.7460	57	25-Nov-09	2.1114
22	25-Dec-06	1.8653	58	25-Dec-09	2.5186
23	25-Jan-07	2.0244	59	25-Jan-10	2.3616
24	25-Feb-07	2.0492	60	25-Feb-10	2.2679
25	25-Mar-07	2.5090	61	25-Mar-10	3.0325
26	25-Apr-07	1.6927	62	25-Apr-10	2.0352
27	25-May-07	2.1561	63	25-May-10	2.5516
28	25-Jun-07	1.9999	64	25-Jun-10	2.3624
29	25-Jul-07	2.1722	65	25-Jul-10	2.5835
30	25-Aug-07	2.0515	66	25-Aug-10	2.4664
31	25-Sep-07	2.0817	67	25-Sep-10	2.5084
32	25-Oct-07	1.8506	68	25-Oct-10	2.2646
33	25-Nov-07	2.0257	69	25-Nov-10	2.3230
34	25-Dec-07	2.1369	70	25-Dec-10	2.7135
35	25-Jan-08	2.0898	71	25-Jan-11	2.4366
36	25-Feb-08	2.1450	72	25-Feb-11	2.3399

      *See Stressed Indices chart on page 36.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

X. Break Even CDR Loss Scenarios

75% Pricing Speed	100% Pricing Speed	125% Pricing Speed
		22.5% CPR	30.0% CPR	37.5% CPR
6-M-1	Break even CDR:	11.279 CDR	12.874 CDR	14.699 CDR
	WAL:	12.09	9.31	7.39
	Principal Window:	Sep14 - Jan35	Jun12 - Jan35	Dec10 - Jan35
	Principal Months:	245	272	290
	Principal Writedown	1,626.64 (0.01%)	188.61 (0.00%)	1,330.20 (0.01%)
	Total Collat Loss:	62,379,002.91 (11.06%)	54,823,298.31 (9.72%)	50,004,063.24 (8.87%)
6-M-2	Break even CDR:	7.769 CDR	8.342 CDR	9.059 CDR
	WAL:	12.93	9.97	7.90
	Principal Window:	May15 - Jan35	Dec12 - Jan35	Apr11 - Jan35
	Principal Months:	237	266	286
	Principal Writedown	3,233.64 (0.02%)	137.25 (0.00%)	2,431.18 (0.01%)
	Total Collat Loss:	46,973,728.61 (8.33%)	38,643,238.98 (6.85%)	33,326,106.57 (5.91%)
6-M-3	Break even CDR:	5.922 CDR	5.966 CDR	6.089 CDR
	WAL:	15.18	11.77	9.34
	Principal Window:	Jul17 - Jan35	Aug14 - Jan35	Aug12 - Jan35
	Principal Months:	211	246	270
	Principal Writedown	1,152.04 (0.01%)	1,252.73 (0.01%)	2,588.59 (0.03%)
	Total Collat Loss:	37,650,198.91 (6.68%)	28,972,215.27 (5.14%)	23,407,826.02 (4.15%)
6-M-4	Break even CDR:	4.97 CDR	4.75 CDR	4.587 CDR
	WAL:	17.39	13.56	10.80
	Principal Window:	Sep19 - Jan35	May16 - Jan35	Jan14 - Jan35
	Principal Months:	185	225	253
	Principal Writedown	2,623.48 (0.05%)	459.32 (0.01%)	2,354.08 (0.04%)
	Total Collat Loss:	32,457,960.32 (5.76%)	23,652,230.88 (4.19%)	18,045,071.80 (3.20%)
6-M-5	Break even CDR:	4.612 CDR	4.234 CDR	3.902 CDR
	WAL:	19.33	15.19	12.13
	Principal Window:	Oct21 - Jan35	Jan18 - Jan35	May15 - Jan35
	Principal Months:	160	205	237
	Principal Writedown	5,728.90 (0.20%)	2,552.97 (0.09%)	8,870.59 (0.32%)
	Total Collat Loss:	30,431,244.53 (5.40%)	21,312,305.14 (3.78%)	15,515,525.93 (2.75%)
	Loss Severity	35%	35%	35%
	Servicer Advances	100%	100%	100%
	Liquidation Lag	12	12	12
	Triggers	In Effect	In Effect	In Effect
	Optional Redemption	Never	Never	Never
	LIBOR_1MO	See Below	See Below	See Below
	LIBOR_6MO	See Below	See Below	See Below
	LIBOR_1YR	See Below	See Below	See Below
	CMT_1YR	See Below	See Below	See Below

Forward Curves
Rate (%)
Period
LIBOR 1MO
LIBOR 6MO
LIBOR 1YR
CMT 1YR

*WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 4 and 5.
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

XI. CONTACTS

      ------------------------------------------------------------------------------------------
                                               ARMs TRADING DESK
      ------------------------------------------------------------------------------------------
              Contact                         Phone            Fax               E-mail
      Mark Tecotzky                       212-538-3831   212-743-5384   mark.tecotzky@csfb.com
      Managing Director - ARM Trading
      Andrew Belcher                      212-538-3831   212-743-5384   andrew.belcher@csfb.com
      Associate - ARM Trading
      Patrick Gallagher                   212-538-3831   212-743-2749   patrick.gallagher@csfb.com
      Vice President - ARM Structuring
      James Buccola                       212-538-3831   212-743-4863   james.buccola@csfb.com
      Analyst
      -----------------------------------------------------------------------------------------

                                             STRUCTURED FINANCE
      -----------------------------------------------------------------------------------------
              Contact                       Phone            Fax                E-mail
      John P. Graham                    212-325-6201    212-743-4683     john.p.graham@csfb.com
      Director
      Peter J. Sack                     212-325-7892    212-743-5261     peter.sack@csfb.com
      Director
      Josef Bittman                     212-538-6611    212-743-4506     josef.bittman@csfb.com
      Associate
      -----------------------------------------------------------------------------------------

                                                COLLATERAL
      -----------------------------------------------------------------------------------------
              Contact                      Phone            Fax               E-mail
      Bryan Gallagher                  212-325-0317   212-743-4877   bryan.Gallagher@csfb.com
      Vice President
      Michael De Palma                 212-538-5423   212-743-4876   michael.depalma@csfb.com
      Collateral Analyst
      -----------------------------------------------------------------------------------------
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

XII. COLLATERAL SUMMARY

         NOTE:  Information  contained  herein  reflects  the February 1, 2005 cut-off  date  scheduled  balances  and may  include a portion of the prefunding.

                     Loan Group 1 Collateral Details
----------------------------------------------------------------------------------
Gross WAC               [4.915]%        Total Loan Balance        $[76,341,515.93]
Net WAC                 [4.540]%        Average Loan Balance         $[526,493.21]
WA Gross Margin         [2.469]%        Maximum Loan Balance       $[1,748,084.52]
WA Net Margin           [2.094]%        California Concentration          [65.26]%
Index:  6 Month LIBOR   [47.90]%        Northern CA Concentration         [34.00]%
        1 Year  LIBOR   [43.44]%        Southern CA Concentration         [30.60]%
        1 Year  CMT      [8.65]%        WA Original LTV                   [73.78]%
                                        WA Credit Score                      [719]
WA Months to Reset          [32]        Full/Alt Doc*                     [44.42]%
Interest Only Loans     [76.52]%        Reduced Doc*                      [40.49]%
WAM                        [357]        Prepayment Penalties              [25.59]%
----------------------------------------------------------------------------------

                     Loan Group 2 Collateral Details
----------------------------------------------------------------------------------
Gross WAC              [5.332]%        Total Loan Balance        $[148,856,058.05]
Net WAC                [4.957]%        Average Loan Balance          $[555,433.05]
WA Gross Margin        [2.442]%        Maximum Loan Balance        $[1,991,587.27]
WA Net Margin          [2.067]%        California Concentration           [61.57]%
Index:  6 Month LIBOR  [43.72]%        Northern CA Concentration          [35.76]%
         1 Year LIBOR  [40.88]%        Southern CA Concentration          [25.56]%
         1 Year CMT    [15.40]%        WA Original LTV                    [72.50]%
                                       WA Credit Score                       [724]
WA Months to Reset         [57]        Full/Alt Doc*                      [38.36]%
Interest Only Loans    [75.71]%        Reduced Doc*                       [33.74]%
WAM                       [357]        Prepayment Penalties               [16.33]%
----------------------------------------------------------------------------------

                      Loan Group 3 Collateral Details
----------------------------------------------------------------------------------
Gross WAC              [5.363]%        Total Loan Balance         $[74,165,088.88]
Net WAC                [4.988]%        Average Loan Balance          $[372,688.89]
WA Gross Margin        [2.440]%        Maximum Loan Balance        $[1,000,000.00]
WA Net Margin          [2.065]%        California Concentration           [51.05]%
Index:  6 Month LIBOR  [35.15]%        Northern CA Concentration          [25.44]%
        1 Year LIBOR   [57.22]%        Southern CA Concentration          [23.75]%
        1 Year CMT      [7.63]%        WA Original LTV                    [70.66]%
                                       WA Credit Score                       [729]
WA Months to Reset         [81]        Full/Alt Doc*                      [59.46]%
Interest Only Loans    [65.09]%        Reduced Doc*                       [26.90]%
WAM                       [357]        Prepayment Penalties               [14.53]%
----------------------------------------------------------------------------------
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

COLLATERAL SUMMARY (continued)

        NOTE:   Information   contained   herein   reflects  the
February 1, 2005 cut-off date scheduled  balances and may include a portion of the prefunding.

                     Loan Group 4 Collateral Details
---------------------------------------------------------------------------------
Gross WAC              [5.018]%        Total Loan Balance       $[109,074,733.95]
Net WAC                [4.642]%        Average Loan Balance         $[201,244.90]
WA Gross Margin        [2.473]%        Maximum Loan Balance         $[435,999.98]
WA Net Margin          [2.097]%        California Concentration          [26.29]%
Index:  6 Month LIBOR  [73.69]%        Northern CA Concentration         [10.27]%
        1 Year  LIBOR  [25.98]%        Southern CA Concentration         [15.55]%
        1 Year  CMT     [0.33]%        WA Original LTV                   [75.34]%
                                       WA Credit Score                      [715]
WA Months to Reset         [30]          Full/Alt Doc*                   [48.45]%
Interest Only Loans    [76.55]%        Reduced Doc*                      [36.18]%
WAM                       [358]        Prepayment Penalties              [30.20]%
---------------------------------------------------------------------------------

                    Loan Group 5 Collateral Details
---------------------------------------------------------------------------------
Gross WAC              [5.482]%        Total Loan Balance       $[200,806,450.27]
Net WAC                [5.107]%        Average Loan Balance         $[195,527.22]
WA Gross Margin        [2.485]%        Maximum Loan Balance         $[639,526.27]
WA Net Margin          [2.110]%        CaliforniaConcentration           [19.25]%
Index:  6 Month LIBOR  [77.89]%        Northern CA Concentration          [7.97]%
        1 Year LIBOR   [19.79]%        Southern CA Concentration         [10.67]%
        1 Year  CMT     [2.32]%        WA Original LTV                   [75.05]%
                                       WA Credit Score                      [719]
WA Months to Reset         [58]        Full/Alt Doc*                     [42.67]%
Interest Only Loans    [70.63]%        Reduced Doc*                      [36.49]%
WAM                       [358]        Prepayment Penalties              [26.83]%
---------------------------------------------------------------------------------

                Loan Groups 1, 2, 3, 4 and 5 Collateral Details
---------------------------------------------------------------------------------
Gross WAC             [5.277]%        Total Loan Balance        $[609,243,847.08]
Net WAC               [4.901]%        Average Loan Balance          $[279,341.52]
WA Gross Margin       [2.465]%        Maximum Loan Balance        $[1,991,587.27]
WA Net Margin         [2.090]%        California Concentration           [40.49]%
Index:  6 Month LIBOR [59.83]%        Northern CA Concentration          [20.56]%
        1 Year LIBOR  [33.57]%        Southern CA Concentration          [19.27]%
        1 Year CMT     [6.60]%        WA Original LTV                    [73.79]%
                                      WA Credit Score                       [721]
WA Months to Reset        [52]        Full/Alt Doc*                      [44.92]%
Interest Only Loans   [72.99]%        Reduced Doc*                       [35.09]%
WAM                      [357]        Prepayment Penalties               [23.22]%
---------------------------------------------------------------------------------
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

COLLATERAL SUMMARY (continued)

       NOTE:  Information  contained  herein  reflects  the February 1, 2005 cut-off  date  scheduled  balances  and may  include a  portion  of the prefunding.

                     Loan Group 6A Collateral Details
---------------------------------------------------------------------------------
Gross WAC              [6.102]%        Total Loan Balance       $[124,164,554.48]
Net WAC                [5.846]%        Average Loan Balance         $[206,940.92]
WA Gross Margin        [3.246]%        Maximum Loan Balance         $[600,372.52]
WA Net Margin          [2.990]%        California Concentration           [29.55]
Index:  6 Month LIBOR  [91.71]%        Northern CA Concentration         [12.57]%
        1 Year  LIBOR   [3.39]%        Southern CA Concentration         [16.76]%
        1 Year  CMT     [4.90]%        WA Original LTV                   [77.25]%
                                       WA Credit Score**                    [703]
WA Months to Reset         [26]        Full/Alt Doc*                     [21.50]%
Interest Only Loans    [53.08]%        Reduced Doc*                      [55.34]%
WAM                       [356]        Prepayment Penalties              [48.96]%
---------------------------------------------------------------------------------

                          Loan Group 6B Collateral Details
---------------------------------------------------------------------------------
Gross WAC              [5.299]%        Total Loan Balance       $[439,796,998.70]
Net WAC                [5.020]%        Average Loan Balance         $[339,874.03]
WA Gross Margin        [2.876]%        Maximum Loan Balance       $[1,900,000.00]
WA Net Margin          [2.598]%        CaliforniaConcentration           [37.59]%
Index:  6 Month LIBOR   [87.10]        Northern CAConcentration          [18.51]%
        1 Year  LIBOR   [1.12]%        Southern CA Concentration         [18.79]%
        1 Year  CMT    [11.78]%        WA Original LTV                   [73.08]%
                                       WA Credit Score**                    [714]
WA Months to Reset         [18]        Full/Alt Doc*                     [31.55]%
Interest Only Loans    [65.56]%        Reduced Doc*                      [54.74]%
WAM                       [354]        Prepayment Penalties              [41.43]%
---------------------------------------------------------------------------------
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

Adjustable Rate Mortgage Trust 2005-2 TERMSHEET	February 14, 2005 (212)538-3831

COLLATERAL SUMMARY (continued)

       NOTE:  Information  contained  herein  reflects  the February 1, 2005 cut-off  date  scheduled  balances  and may  include a  portion  of the prefunding.

                 Loan Groups 6A and 6B Collateral Details
---------------------------------------------------------------------------------
Gross WAC              [5.476]%        Total Loan Balance       $[563,961,553.18]
Net WAC                [5.202]%        Average Loan Balance         $[297,762.17]
WA Gross Margin        [2.957]%        Maximum Loan Balance       $[1,900,000.00]
WA Net Margin          [2.684]%        California Concentration          [35.82%]
Index:  6 Month LIBOR  [88.11]%        Northern CA Concentration         [17.20]%
        1 Year  LIBOR   [1.62]%        Southern CA Concentration         [18.35]%
        1 Year  CMT    [10.27]%        WA Original LTV                   [74.00]%
                                       WA Credit Score**                    [712]
WA Months to Reset         [19]        Full/Alt Doc*                     [29.34]%
Interest Only Loans    [62.81]%        Reduced Doc*                      [54.87]%
WAM                       [354]        Prepayment Penalties              [43.08]%
---------------------------------------------------------------------------------

      *The mortgage loans have been originated under "full" or
      "alternative," "reduced documentation," "stated income/stated
      assets" or "no income/no asset" programs. The "alternative,"
      "reduced," "stated income/stated asset" and "no income/no asset"
      programs generally require either alternative or less
      documentation and verification than do full documentation
      programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an "alternative"
      documentation program requires information regarding the
      mortgagor's income (i.e., W-2 forms, tax returns and/or pay stubs)
      and assets (i.e., bank statements) as does a "full doc" loan, however, alternative forms of standard verifications are used.
      Generally, under both "full" and "alternative" documentation programs at least one year of income documentation is provided.
      Generally, under a "reduced documentation" program, either no verification of a mortgagor's stated income is undertaken by the originator or no verification of a mortgagor's assets is
      undertaken by the originator. Under a "stated income/stated
      assets" program, no verification of either a mortgagor's income or a mortgagor's assets is undertaken by the originator although both income and assets are stated on the loan application and a
      "reasonableness test" is applied. Generally, under a "no income/no asset" program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such
      mortgagor's income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the
      LTV ratio at origination as well as on the payment history and credit score.

      **Where Available
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.